UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22608

Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Virtus Global Multi-Sector Income Fund

Not FDIC Insured No Bank Guarantee May Lose Value	June 30, 2015

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

In March 2015, the Board of Directors of the Virtus Global Multi-Sector Income Fund (“the Fund”) voted to adopt a Managed Distribution Plan (the “Plan”) and set the monthly distribution rate at $0.156 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Fund is undertaking this action to enhance shareholder value by providing a more attractive distribution rate. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Virtus Global Multi-Sector Income Fund is available through the closed end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at https://www.virtus.com/our-products/closed-end-fund-details/VGI.

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Multi-Sector Income Fund Shareholder:

I am pleased to share with you the semiannual report for the Virtus Global Multi-Sector Income Fund for the six months ended June 30, 2015. The report contains commentary from the portfolio management team at Newfleet Asset Management, LLC on how the fixed income markets and the fund performed during the period, including the contribution of the options overlay strategy.

For the six months ended June 30, 2015, the fund’s NAV gained 5.53%, including $1.108 in reinvested distributions. For the same period, the fund’s benchmark, the Barclays Global Aggregated Bond Index, declined 3.08%, including reinvested dividends.

On behalf of Newfleet Asset Management, LLC and Virtus Investment Partners, Inc., I welcome all new investors, and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund sections of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Global Multi-Sector Income Fund

July 2015

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE

About the Fund

The Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of June 30, 2015, the Fund’s leverage consisted of $76 million of debt, which represented approximately 27% of the Fund’s total assets.

Portfolio Review – Newfleet Asset Management LLC (“Newfleet”)

Newfleet’s Multi-Sector Fixed Income Strategies team manages the Fund, leveraging the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Additionally, Newfleet employs an options overlay strategy that uses paired put and call spreads, with the objective of generating additional income that may be distributed to shareholders. The following commentary discusses Newfleet’s management of the Fund from January 1, 2015 through June 30, 2015.

How did the global fixed income markets perform during the first six months of 2015?

Most spread sectors outperformed U.S. Treasuries as the overall economic picture remains supportive of fixed income spread sectors. Economic growth is still expected to be positive but subdued enough to likely keep inflation at low levels and the Federal Reserve from raising short-term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals and continued demand for spread product.

The expectation that the Federal Reserve (the “Fed”) will move away from a zero interest rate policy, the continued strength of the U.S. dollar, and the onset of the European Central Bank’s massive bond-buying program were defining themes of the first quarter of 2015. The second quarter was dominated by the Greek debt crisis, with five months of an impasse in reform-for-cash negotiations between the country’s anti-austerity leadership and European creditors ending on the verge of financial collapse and a possible exit from the eurozone. In the final days of the quarter, Greece defaulted on its $1.73 billion payment to the International Monetary Fund, imposed capital controls (by way of closing banks and limiting flows out of the country), and called for a snap referendum on July 5 to determine whether the country would agree to the terms of the creditors’ austerity-driven rescue package. Though the events in Greece contributed to increased market volatility in the region and beyond, the global economy is stronger and more resilient in its ability to ward off financial contagion than it was at the height of the European debt crisis some four years ago.

In the United States, the waiting game continued for the Federal Reserve to raise interest rates from the near-zero level maintained since December 2008. Although the Fed stated that the pace of tightening would be gradual, a rate hike did not occur in June due to weak economic data in the first quarter. The Fed dampened its 2015 growth forecast to 1.8% from 2%, and wants to see inflation moving up to its 2% target and an improvement in labor market conditions before raising rates. Investors are expecting just one rate hike in 2015, with a growing consensus that it will not happen until the fourth quarter. Rather unusually, both the International Monetary Fund and the World Bank urged the Fed to delay a hike until 2016 on the basis of readiness of the U.S.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

economy as well as the potential impact on the global economy. Emerging markets, which have experienced a broad slowdown, have the most to lose from an increase in borrowing costs should the Fed raise rates.

U.S. GDP contracted 0.2% (annualized) in the first quarter, a better reading than the previous estimate of -0.7%. The domestic economy is showing renewed strength as evidenced by more robust hiring, firmer wages, stabilization in the housing market, and improved consumer spending (made possible by strength in the job market). Weakness continued in manufacturing with factories facing headwinds from a strong dollar that has made U.S. goods overseas relatively more costly. Unemployment fell to 5.3% and labor force participation ticked up as slack came out of the market.

Interest rate volatility, which was subdued throughout QE3 (the Fed’s third round of quantitative easing), has been elevated since the Fed’s bond buying taper ended in October 2014. Year to date, the yield on the benchmark 10-year U.S.Treasury rose from 2.17% to 2.35% at the end of June. Contrary to expectations of a flattening, the yield curve steepened since the beginning of the year. Rates at the front end remain anchored by the Fed’s zero interest rate policy while longer maturities have risen on an improving domestic economic outlook and eventuality of a Fed hike. A selloff in German government bonds also spilled over into U.S. Treasuries.

Market drivers earlier in the year receded into the background, at least temporarily. The selloff in crude oil appeared to have abated, with the price of Brent crude ending in June at roughly $63 a barrel. The U.S. dollar, while is still high compared to other major currencies, stalled in its ascent. The euro no longer appeared to be heading toward parity with the dollar as further signs of a eurozone recovery emerged, the crisis in Greece notwithstanding.

What factors affected the Fund’s performance during the period?

The outperformance of most fixed income spread sectors relative to U.S.

Treasuries was the key driver of the Fund’s outperformance during the period. Corporate high yield, high yield bank loans, and emerging markets high yield were all positive contributors to the Fund’s performance. The largest detractors from performance were the Fund’s exposures to non-U.S. dollar securities and U.S. Treasury securities.

Corporate high yield outperformed during the period due to continued positive fundamentals, demand for yield (including strong demand from foreign investors), good relative value, overall positive technical factors, and a rally in U.S. risk assets. High yield bank loans also benefited from the rally in risk assets, positive fundamentals, demand for yield, and good relative value, as well as continued favorable technical factors (due to demand from CLO issuance, lower loan fund outflows, and low net issuance).

Both the overall allocation and issue selection within the emerging markets sector also benefited the Fund’s performance. The sector benefited from easy monetary policy globally, stabilization/improvements in oil-related names, and a lack of any significant negative geopolitical events.

The main detractor from performance was the allocation to non-U.S. dollar holding, as a result of the surge in the U.S. dollar on expectations for favorable U.S. growth momentum and higher interest rates, combined with anticipation of slower global growth, foreign monetary easing, and lower foreign rates. Also detracting from performance was the Fund’s small allocation to U.S. Treasuries as interest rates rose in the intermediate to long end of the yield curve.

How did the Fund’s options strategy perform over the period?

The Fund employs an options strategy for the purpose of seeking to generate additional income through the use of index-based, out-of-the money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (or “VIX” as it’s also known), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

JUNE 30, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

From December 31, 2014 through June 30, 2015, the VIX decreased by 5.05% and the S&P 500® increased by 1.23% including dividends. The difference between the high and low of the S&P 500® during the period was approximately 41% narrower as compared to its range over the previous six months. This range-bound environment could also be seen in the 35% narrower range of the VIX during the period, compared to the previous six months.

During a low volatility period, as we experienced during the past six months, a range-bound market is an ideal environment for the strategy. This is because the strategy was able to retain all of the premium generated from the options program as there were no in-the-money settlements of the short option positions.

For the six months ending June 30, 2015, the options strategy performed as Fund management expected, generating income within its targeted yield range, and enhanced the Fund’s total return by 2.95% (gross of fees).

What is your outlook for fixed income markets?

Despite the soft patch in the first quarter, we expect the U.S. economy will strengthen in the second half of 2015 and that the Fed will have enough confidence in the recovery to begin a gradual liftoff of rates.

How and when the Greek debt crisis subsides remains a wild card, which will test markets as we enter the third quarter. Together with slowing growth in China, divergent monetary policy across central banks, and the still-evolving Iran nuclear deal, there is much on the global economic and geopolitical landscape to prevent complacency in our outlook. Given the connectivity of global markets, turbulence from Greece or any other source could be a headwind that stalls or derails the U.S. recovery.

Given the above, we believe it is especially important to stay diversified, have granular positions, and stay in liquid investments. We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities.

We are constructive on spread sectors as credit fundamentals remain positive and spreads remain at attractive levels. With positive fundamentals such as low defaults and good interest coverage, modest demand for fixed income by investors, and a supportive environment for fixed income, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Buying call options or put options risks the loss of the premiums paid for those options.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Shares of closed-end investment companies, such as the Fund, trade in the market above, at and below net asset value. This characteristic is a risk separate and distinct from risk that the Fund’s net asset value could decline. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

JUNE 30, 2015

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries and as a percentage of total investments net of written options at June 30, 2015.

Asset Allocation

Corporate Bonds and Notes		66%
Financials	24%
Energy	15
Materials	7
Total of all others	20
Loan Agreements		9
Foreign Government Securities		8
Mortgage-Backed Securities		7
Asset-Backed Securities		4
Preferred Stock		3
Other (includes short-term investment)		3

		100%

Country Weightings

United States	52%
Chile	4
Mexico	4
Cayman Islands	3
Luxembourg	3
Brazil	2
Netherlands	2
Other	30

Total	100%

The accompanying notes are an integral part of these financial statements.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

JUNE 30, 2015

(Unaudited)

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Global Aggregate Bond Index

The Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments.

The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brent Crude

Roughly two-thirds of all crude contracts around the world reference Brent Blend, making it the most widely used marker of all. These days, “Brent” actually refers to oil from four different fields in the North Sea: Brent, Forties, Oseberg and Ekofisk. Crude from this region is light and sweet, making them ideal for the refining of diesel fuel, gasoline and other high-demand products. And because the supply is water-borne, it’s easy to transport to a distant locations.

Chicago Board Options Exchange (CBOE) Volatility Index, (‘VIX – CBOE’)

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

International Monetary Fund (IMF)

The IMF is an organization of 188 countries working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

JUNE 30, 2015

(Unaudited)

KEY INVESTMENT TERMS (Continued)

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

World Bank

The World Bank is an international organization dedicated to providing financing, advice and research to developing nations to aid their economic advancement.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates.

OUR PRIVACY COMMITMENT

The Virtus Global Multi-Sector Income Fund recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—1.5%
U.S. Treasury Bond 3.000%, 11/15/44	$430	$419
U.S. Treasury Note
1.500%, 5/31/20	425	422
2.250%, 11/15/24	2,220	2,203
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $3,131)		3,044
MUNICIPAL BONDS—1.1%
California—0.7%
San Diego Tobacco Settlement Revenue Funding Corp. Bond Taxable 7.125%, 6/1/32	629	614
State of California Build America Bond Taxable 7.500%, 4/1/34	570	792

		1,406

Illinois—0.4%
State of Illinois Build America Bond Taxable 6.900%, 3/1/35	700	728
TOTAL MUNICIPAL BONDS (Identified Cost $1,985)		2,134
FOREIGN GOVERNMENT SECURITIES—11.3%
Arab Republic of Egypt 144A 5.875%, 6/11/25(3)	700	684
Argentine Republic Series NY, 8.280%, 12/31/33(12)	1,269	1,218
Bermuda RegS 4.854%, 2/6/24(4)	700	735
Bolivarian Republic of Venezuela RegS 8.250%, 10/13/24(4)	570	215
7.650%, 4/21/25	1,845	683
Croatian Republic RegS 6.000%, 1/26/24(4)	500	529
Dominican Republic 144A 6.850%, 1/27/45(3)	800	816
Gabonese Republic 144A 6.950%, 6/16/25(3)	800	796

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Mongolia 144A 4.125%, 1/5/18(3)	$570		$549
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	800		815
Republic of Chile 5.500%, 8/5/20	547,000	CLP	913
Republic of Colombia Treasury Note, Series B, 11.250%, 10/24/18	998,500	COP	450
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	800		774
RegS 7.000%, 4/4/44(4)	1,000		967
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	840		821
Republic of Ecuador 144A 7.950%, 6/20/24(3)	800		718
Republic of El Salvador 144A 6.375%, 1/18/27(3)	1,320		1,284
Republic of Indonesia Series FR30, 10.750%, 5/15/16	8,074,000	IDR	624
Series FR63, 5.625%, 5/15/23	7,482,000	IDR	474
Republic of Iraq RegS 5.800%, 1/15/28(4)	890		724
Republic of Panama 3.750%, 3/16/25	1,020		1,005
Republic of Romania 144A 4.875%, 1/22/24(3)	390		412
RegS 4.875%, 1/22/24(4)	650		687
Republic of South Africa Series R203, 8.250%, 9/15/17	8,060	ZAR	676
Republic of Uruguay
4.500%, 8/14/24	650		683
5.100%, 6/18/50	500		476
Russian Federation 144A 7.850%, 3/10/18(3)	55,000	RUB	917
144A 4.875%, 9/16/23(3)	2,000		1,978
United Mexican States Series M, 6.500%, 6/9/22	16,625	MXN	1,096
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $26,053)			22,719

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—9.0%
Agency—1.2%
FNMA
3.500%, 11/1/42	$810	$836
3.500%, 1/1/45	1,562	1,609

		2,445

Non-Agency—7.8%
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 3.382%, 6/25/33(2)	475	463
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	448	462
Banc of America Alternative Loan Trust 03-2, CB3 5.750%, 4/25/33	585	606
Citigroup Commercial Mortgage Trust 13-GC11, A2 1.987%, 4/10/46	3,000	3,026
Credit Suisse Commercial Mortgage Trust 07 - C5, A1AM 5.870%, 9/15/40(2)	490	500
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.586%, 8/10/44(2)(3)	660	687
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/19(2)(3)	525	521
Goldman Sachs Mortgage Securities Trust 13-GC16, A2 3.033%, 11/10/46	3,000	3,107
Hilton USA Trust 13-HLT, EFX 144A 5.609%, 11/5/30(2)(3)	320	324
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
05-PW10, AM 5.449%, 12/11/40(2)	1,000	1,015

	PAR VALUE	VALUE
Non-Agency (continued)
07-PW15, AM 5.363%, 2/11/44	$510	$527
07-PW18, AM 6.084%, 6/11/50(2)	1,400	1,528
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDPX, AM 5.464%, 1/15/49(2)	1,084	1,121
Morgan Stanley Bank of America (Merrill Lynch) Trust 15-C22, AS 3.561%, 5/15/46	1,153	1,135
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	690	673

		15,695
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $18,195)		18,140
ASSET-BACKED SECURITIES—5.3%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	770	803
CarFinance Capital Auto Trust 14-1A, D 144A 4.900%, 4/15/20(3)	1,750	1,778
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	797	809
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(2)	1,450	1,461
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	289	288
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	454	468
Drug Royalty LP I 12-1, A2 144A 5.800%, 7/15/24(3)	369	382
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	444	445

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	$420	$420
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	638	652
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	1,115	1,125
Leaf Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	425	408
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	772	785
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	850	844
TOTAL ASSET-BACKED SECURITIES (Identified Cost $10,503)		10,668
CORPORATE BONDS AND NOTES—89.4%
Consumer Discretionary—6.0%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	595	625
Boyd Gaming Corp. 9.000%, 7/1/20	325	354
6.875%, 5/15/23	320	330
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	645	645
144A 6.125%, 7/1/22(3)	215	213
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(12)	750	615
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	700	661
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(3)	540	408
Fiat Chrysler Automobiles NV 144A 5.250%, 4/15/23(3)	600	590

	PAR VALUE		VALUE
Consumer Discretionary (continued)
Grupo Televisa SAB 7.250%, 5/14/43	$8,000	MXN	$434
iHeartCommunications, Inc. 10.000%, 1/15/18	395		319
International Game Technology plc 144A 5.625%, 2/15/20(3)	200		196
144A 6.250%, 2/15/22(3)	400		384
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	285		307
MGM Resorts International 6.000%, 3/15/23	730		741
MPG Holdco I, Inc. 7.375%, 10/15/22	100		107
New York University 4.142%, 7/1/48	420		397
Numericable Group SA 144A 6.000%, 5/15/22(3)	670		662
Penn National Gaming, Inc. 5.875%, 11/1/21	395		400
QVC, Inc. 5.125%, 7/2/22	690		710
RSI Home Products, Inc. 144A 6.500%, 3/15/23(3)	425		430
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	465		482
Toll Brothers Finance Corp. 6.750%, 11/1/19	615		686
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	830		818
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	555		569

			12,083

Consumer Staples—0.6%
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	270		273
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	195		202
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	795		800

			1,275

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Energy—20.6%
Afren plc 144A 10.250%, 4/8/19(3)(12)	$651	$286
144A 6.625%, 12/9/20(3)(12)	750	330
CNOOC Finance USA LLC 3.500%, 5/5/25	1,000	960
Denbury Resources, Inc. 5.500%, 5/1/22	385	346
Dolphin Energy Ltd. 144A 5.500%, 12/15/21(3)(11)	2,000	2,265
Ecopetrol SA 4.125%, 1/16/25	865	798
5.375%, 6/26/26	280	277
Empresa Nacional del Petroleo 144A 4.375%, 10/30/24(3)	900	898
EnQuest plc 144A 7.000%, 4/15/22(3)	930	739
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)	1,390	1,411
FTS International, Inc. 6.250%, 5/1/22	620	459
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(3)(7)	335	309
Gazprom OAO (Gaz Capital SA) 144A 4.950%, 2/6/28(3)(7)	1,300	1,123
Gulfmark Offshore, Inc. 6.375%, 3/15/22	1,700	1,279
Helmerich & Payne International Drilling Co. 144A 4.650%, 3/15/25(3)	405	417
Hercules Offshore, Inc. 144A 10.250%, 4/1/19(3)	625	216
KazMunayGas National Co. JSC 144A 4.400%, 4/30/23(3)	1,275	1,167
144A 5.750%, 4/30/43(3)	300	252
Kinder Morgan, Inc. 7.750%, 1/15/32	795	909
Kunlun Energy Co., Ltd. 144A 3.750%, 5/13/25(3)	700	677
Laredo Petroleum, Inc. 6.250%, 3/15/23	210	215

	PAR VALUE	VALUE
Energy (continued)
Lukoil OAO International Finance BV 144A 6.125%, 11/9/20(3)(7)	$1,100	$1,119
144A 4.563%, 4/24/23(3)	800	712
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	740	727
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	695	670
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)(11)	2,000	2,174
Newfield Exploration Co. 5.625%, 7/1/24	1,200	1,212
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	520	521
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	1,406	1,009
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	690	569
Parker Drilling Co. 6.750%, 7/15/22	350	304
Pertamina Persero PT 144A 4.300%, 5/20/23(3)	1,200	1,152
144A 6.000%, 5/3/42(3)	1,200	1,119
Petrobras Global Finance BV 3.000%, 1/15/19	605	560
6.750%, 1/27/41	2,500	2,189
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(4)	1,960	1,352
144A 6.000%, 5/16/24(3)	2,120	765
RegS 6.000%, 11/15/26(4)	1,270	454
Petroleos Mexicanos 6.375%, 1/23/45	1,500	1,547
Petronas Capital Ltd. 144A 4.500%, 3/18/45(3)	700	675
QEP Resources, Inc. 6.875%, 3/1/21	850	886

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Energy (continued)
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	$955		$702
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	675		692
SM Energy Co. 144A 6.125%, 11/15/22(3)	1,050		1,084
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(3)	1,015		1,061
Transocean, Inc. 4.300%, 10/15/22	1,005		759
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	1,350		1,326
Whiting Petroleum Corp. 144A 6.250%, 4/1/23(3)	835		833

			41,506

Financials—32.4%
Africa Finance Corp. 144A 4.375%, 4/29/20(3)	800		808
Akbank TAS 144A 7.500%, 2/5/18(3)	1,145	TRY	384
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)(11)	2,460		2,598
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	750		791
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	785		785
Ares Capital Corp. 3.875%, 1/15/20	460		467
Finance Co., LLC 144A 4.000%, 10/8/24(3)	830		798
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(11)	1,750		1,890
Banco Continental S.A. RegS 5.500%, 11/18/20(4)(7)	2,000		2,158
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	1,225		1,306
Banco de Credito e Inversiones 144A 4.000%, 2/11x/23(3)	1,860		1,839

	PAR VALUE		VALUE
Financials (continued)
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	$1,260		$1,341
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	600	BRL	182
Banco Santander Chile 144A 3.875%, 9/20/22(3)(11)	1,750		1,767
Banco Santander Mexico SA 144A 5.950%, 1/30/24(2)(3)(6)	1,000		1,052
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)	960		1,019
Bancolombia S.A. 5.125%, 9/11/22	1,220		1,218
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	1,500		1,640
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	675		690
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	745		777
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	2,275		1,971
China Cinda Finance Ltd. 144A 4.000%, 5/14/19(3)	1,250		1,278
Citizens Financial Group, Inc. 144A 5.500%(2)(3)(5)	845		821
Compass Bank 3.875%, 4/10/25	320		301
Corp Andina de Fomento 8.125%, 6/4/19	1,000		1,219
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	845		752
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	925		925
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	1,600		1,508
First Cash Financial Services, Inc. 6.750%, 4/1/21	465		492
First Niagara Financial Group, Inc. 7.250%, 12/15/21	1,400		1,561

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Financials (continued)
FS Investment Corp. 4.250%, 1/15/20	$650		$657
4.750%, 5/15/22	320		313
Genworth Holdings, Inc. 4.900%, 8/15/23	1,060		941
GLP Capital LP (GLP Financing II, Inc.) 4.875%, 11/1/20	740		753
5.375%, 11/1/23	20		21
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	1,615		1,667
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	360		347
Hospitality Properties Trust 4.500%, 3/15/25	745		732
HSBC Finance Corp. 6.676%, 1/15/21(11)	1,900		2,196
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)	1,560		1,656
ING Groep NV 6.000%(2)(5)(6)	815		808
Itau Unibanco Holding SA RegS 5.650%, 3/19/22(4)	900		908
JPMorgan Chase & Co. Series Z, 5.300%(2)(5)(6)	160		159
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	800		766
Macquarie Group Ltd. 144A 6.000%, 1/14/20(3)	1,100		1,235
144A 6.250%, 1/14/21(3)	325		370
Morgan Stanley 144A 10.090%, 5/3/17(3)	3,050	BRL	928
MPT Operating Partnership LP 5.500%, 5/1/24	145		149
Navient LLC 5.500%, 1/25/23	1,515		1,439
Nordea Bank AB 144A 4.250%, 9/21/22(3)(11)	2,035		2,082

	PAR VALUE	VALUE
Financials (continued)
Oversea-Chinese Banking Corp Ltd. 144A 4.250%, 6/19/24(3)	$1,500	$1,511
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(11)	1,805	1,864
Progressive Corp. (The) 6.700%, 6/15/37(2)	2,160	2,252
Prudential Financial, Inc. 5.875%, 9/15/42(2)	1,385	1,464
5.625%, 6/15/43(2)(6)	400	415
Select Income REIT 4.500%, 2/1/25	690	666
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	640	642
Telecom Italia Capital SA 7.175%, 6/18/19	725	815
TIAA Asset Management Finance Co. LLC 144A 4.125%, 11/1/24(3)	985	991
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	1,095	1,107
Ukreximbank Via Biz Finance plc RegS 8.375%, 7/27/15(4)(7)	470	364
Walter Investment Management Corp. 7.875%, 12/15/21	780	726

		65,282

Health Care—0.5%
Mallinckrodt International Finance S.A. 144A 5.750%, 8/1/22(3)	365	374
144A 5.500%, 4/15/25(3)	45	44
Tenet Healthcare Corp. 144A 5.500%, 3/1/19(3)	435	440
Valeant Pharmaceuticals International, Inc. 144A 5.875%, 5/15/23(3)	80	82
144A 6.125%, 4/15/25(3)	130	134

		1,074

Industrials—7.5%
ADT Corp. (The) 6.250%, 10/15/21	920	971

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(3)	$710	$705
Air Canada Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	331	344
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	1,200	1,230
America West Airlines Pass-Through-Trust 99-1, G 7.930%, 1/2/19	696	752
01-1, G 7.100%, 4/2/21	1,375	1,492
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	1,002	1,017
Avianca Holdings SA (Avianca Leasing LLC) 144A 8.375%, 5/10/20(3)	900	911
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	455	445
144A 6.125%, 1/15/23(3)(11)	915	817
Building Materials Corp. of America 144A 5.375%, 11/15/24(3)	350	345
CEB, Inc. 144A 5.625%, 6/15/23(3)	275	277
DP World Ltd. 144A 6.850%, 7/2/37(3)	1,000	1,092
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	670	646
Latam Airlines Group SA 144A 7.250%, 6/9/20(3)	800	823
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	578	605
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	870	818
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000	960
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	809	867

		15,117

	PAR VALUE	VALUE
Information Technology—2.6%
Avaya, Inc. 144A 7.000%, 4/1/19(3)	$665	$653
Blue Coat Holdings, Inc. 144A 8.375%, 6/1/23(3)	425	434
First Data Corp. 11.750%, 8/15/21	850	958
Flextronics International Ltd. 144A 4.750%, 6/15/25(3)	850	842
Project Homestake Merger Corp. 144A 8.875%, 3/1/23(3)	560	545
Tencent Holdings Ltd. 144A 3.800%, 2/11/25(3)	800	775
VeriSign, Inc. 4.625%, 5/1/23	950	914

		5,121

Materials—9.7%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	1,230	1,281
ArcelorMittal 6.125%, 6/1/25	865	864
Cascades, Inc. 144A 5.500%, 7/15/22(3)	710	690
Corp Nacional del Cobre de Chile 144A 3.750%, 11/4/20(3)	940	973
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	415	412
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	425	427
Evraz Group S.A. 144A 6.500%, 4/22/20(3)	775	701
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	835	839
Fortescue Metals Group (FMG) 144A 8.250%, 11/1/19(3)	600	508
2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	135	140
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	685	743
144A 5.750%, 1/30/21(3)	600	615

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Materials (continued)
Hexion U.S. Finance Corp. 6.625%, 4/15/20	$720		$664
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	1,000		1,003
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	1,500		1,564
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	1,500		1,564
Severstal OAO Via Steel Capital SA 144A 5.900%, 10/17/22(3)(7)	2,200		2,057
Tronox Finance LLC 6.375%, 8/15/20	805		751
Union Andina de Cementos SAA 144A 5.875%, 10/30/21(3)	155		157
United States Steel Corp. 6.875%, 4/1/21(11)	550		553
Vale Overseas Ltd. 4.375%, 1/11/22	1,315		1,290
Vedanta Resources plc 144A 9.500%, 7/18/18(3)(11)	1,650		1,770

			19,566

Telecommunication Services—5.4%
Altice Financing SA 144A 6.625%, 2/15/23(3)	700		697
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	8,000	MXN	488
Axtel SAB de CV 144A 9.000%, 1/31/20(2)(3)	360		362
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	1,430		1,500
CCO Holdings LLC 5.250%, 9/30/22	952		940
Comcel Trust 144A 6.875%, 2/6/24(3)	570		601
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	1,075		1,080
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	415		418

	PAR VALUE	VALUE
Telecommunication Services (continued)
Frontier Communications Corp. 6.250%, 9/15/21	$955	$874
Sprint Corp. 7.250%, 9/15/21	710	701
T-Mobile USA, Inc. 6.125%, 1/15/22	450	466
6.836%, 4/28/23	290	305
6.500%, 1/15/24	325	336
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(3)	375	360
Verizon Communications, Inc. 4.400%, 11/1/34	685	641
Windstream Corp. 7.750%, 10/15/20	1,150	1,130

		10,899

Utilities—4.1%
Abengoa Yield plc 144A 7.000%, 11/15/19(3)	775	802
Calpine Corp. 144A 6.000%, 1/15/22(3)	50	53
5.375%, 1/15/23	503	497
Dynegy, Inc. 144A 7.375%, 11/1/22(3)	335	353
144A 7.625%, 11/1/24(3)	190	202
Electricite de France SA 144A 5.250%(2)(3)(5)(6)	1,325	1,327
Enel SpA 144A 8.750%, 9/24/73(2)(3)(6)	380	438
Israel Electric Corp Ltd. 144A 6.875%, 6/21/23(3)	725	825
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	715	695
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	540	626
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	990	1,035
Talen Energy Supply LLC 144A 5.125%, 7/15/19(3)	525	517

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Utilities (continued)
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(3)	$750	$765

		8,135
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $186,254)		180,058
LOAN AGREEMENTS(2)—12.5%
Consumer Discretionary—3.3%
Caesars Entertainment Operating Co., Inc. Tranche B-4, 1.500%, 10/31/16(12)	571	520
Tranche B-7, 1.500%, 1/28/18(12)	230	201
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	312	267
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	675	626
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 4.000%, 4/24/18	1,019	1,024
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	588	551
Marina District Finance Co., Inc. 6.500%, 8/15/18	341	344
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	625	628
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	116	116
Scientific Games International, Inc. Tranche B-2, 6.000%, 10/1/21	532	533
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	406	409
Staples, Inc. First Lien, 2.750%, 4/23/21	532	532

	PAR VALUE	VALUE
Consumer Discretionary (continued)
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	$881	$824

		6,575

Energy—1.9%
Arch Coal, Inc. 6.250%, 5/16/18	925	638
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	682	646
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	475	406
Fieldwood Energy LLC Second Lien, 8.750%, 9/30/20	913	703
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	456	435
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18(12)	825	291
Templar Energy LLC Second Lien, 8.500%, 11/25/20	915	677

		3,796

Financials—0.8%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	454	462
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	1,101	1,148

		1,610

Health Care—2.0%
21St Century Oncology, Inc. Tranche B 6.500%, 4/30/22	230	227
AMAG Pharmaceuticals, Inc. 7.250%, 11/12/20	201	204

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
Amneal Pharmaceuticals LLC Tranche B, 5.000%, 11/2/19	$299	$300
Ardent Medical Services, Inc. First Lien, 6.750%, 7/2/18	247	248
Second Lien, 11.000%, 1/2/19	436	439
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	755	759
MMM Holdings, Inc. 9.750%, 12/12/17	204	170
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	149	124
Regional Care, Inc. (RCHP, Inc.) First Lien, 5.250%, 4/23/19	776	774
Surgery Center Holdings, Inc. First Lien, 5.250%, 11/3/20	489	490
Second Lien, 8.500%, 11/3/21	241	241

		3,976

Industrials—2.0%
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	608	606
Ceridian HCM Holding, Inc. 4.500%, 9/15/20	569	564
DynCorp International, Inc. 6.250%, 7/7/16	607	593
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	206	207
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	1,025	1,021
Navistar, Inc. Tranche B, 5.750%, 8/17/17	507	509
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	570	561

		4,061

	PAR VALUE		VALUE
Information Technology—2.3%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	$197		$198
Deltek, Inc. Second Lien 0.000%, 6/23/23(8)	497		501
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	568		570
First Data Corp. 2018 Term Loan 3.687%, 3/23/18	1,125		1,123
Kronos, Inc. Second Lien, 9.750%, 4/30/20	999		1,032
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	300		300
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	648		651
Riverbed Technologies, Inc. 6.000%, 4/24/22	315		319

			4,694

Materials—0.2%
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	460		410
TOTAL LOAN AGREEMENTS (Identified Cost $26,767)			25,122
	SHARES
PREFERRED STOCKS—3.9%
Energy—0.6%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(11)	1,100	(9)	1,103

Financials—3.3%
Bank of New York Mellon Corp. (The) 4.95%(2)	545	(9)	540
Citigroup, Inc. Series J, 7.125%	30,800		843
Citigroup, Inc. Series N, 5.800%(2)(5)(6)	885	(9)	888

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	SHARES		VALUE
Financials (continued)
General Electric Capital Corp. Series B 6.25%(2)	500	(9)	$547
General Electric Capital Corp. Series C, 5.25%(2)	600	(9)	615
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	150	(9)	151
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	890	(9)	850
SunTrust Bank, Inc. 5.625%(2)(6)	60	(9)	60
Wells Fargo & Co. Series K, 7.980%(2)	840	(9)	908
Zions Bancorp 6.950%(2)	47,150		1,311

			6,713
TOTAL PREFERRED STOCKS (Identified Cost $7,654)			7,816
	CONTRACTS
PURCHASED OPTIONS—0.2%
Call Options—0.0%
S&P 500® Index expiration 7/2/15 strike price $2,245	1,013		1
S&P 500® Index expiration 7/10/15 strike price $2,250	929		5

			6

Put Options—0.2%
S&P 500® Index expiration 7/10/15 strike price $1,950	929		381
S&P 500® Index expiration 7/2/15 strike price $1,975	1,013		45

			426
TOTAL PURCHASED OPTIONS—0.2%
(Premiums Paid $334)			432
TOTAL LONG TERM INVESTMENTS—134.2%
(Identified Cost $280,876)			270,133

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.9%
Money Market Mutual Fund—1.9%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.140%)	3,854,841	$3,855
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,855)		3,855
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—136.1% (Identified Cost $284,731)		273,988	(1)(10)
	CONTRACTS
WRITTEN OPTIONS—(0.7)%
Call Options—0.0%
S&P 500® Index expiration 7/10/15 strike price $2,190	929	(9)
S&P 500® Index expiration 7/2/15 strike price $2,190	1,013	(5)

		(14)

Put Options—(0.7)%
S&P 500® Index expiration 7/2/15 strike price $2,030	1,013	(282)
S&P 500® Index expiration 7/10/15 strike price $2,010	929	(1,031)

		(1,313)
TOTAL WRITTEN OPTIONS—(0.7)% (Premiums Received $824)		(1,327	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—135.4% (Identified Cost $283,908)		272,661
Other assets and liabilities, net—(35.4)%		(71,216)

NET ASSETS—100.0%		$201,445

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

Abbreviations:

FNMA	Federal National Mortgage Association (“Fannie Mae”).
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at June 30, 2015, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at June 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $129,902 or 64.5% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after June 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	All or a portion of the portfolio is segregated as collateral for the borrowings.
(11)	All or a portion of the security is segregated as collateral for written options.
(12)	Security in default.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of June 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$10,668	$—	$10,668
Corporate Bonds and Notes	180,058	—	180,058
Foreign Government Securities	22,719	—	22,719
Loan Agreements	25,122	—	25,122
Mortgage-Backed Securities	18,140	—	18,140
Municipal Bonds	2,134	—	2,134
U.S. Government Securities	3,044	—	3,044
Equity Securities:
Preferred Stock	7,816	2,154	5,662
Purchased Options	432	431	1
Short-Term Investments	3,855	3,855	—

Total Investments before Written Options	$273,988	$6,440	$267,548

Written Options	(1,327)	(1,327)

Total Investments Net of Written Options	$272,661	$5,113	$267,548

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at June 30, 2015.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Loan Agreements
Investments in Securities Balance as of December 31, 2014:	$395
Accrued discount (premium)	—	(c)
Realized gain (loss)	—
Change in unrealized appreciation/(depreciation)(d)	40
Purchases	—
Sales(b)	—
Transfers into Level 3(a)	—
Transfers from Level 3(a)	(435)

Balance as of June 30, 2015	$—	(e)

(a)	“Transfers into and/or from” represent the ending value as of June 30, 2015, for any investment security where a change in pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2015 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $284,731)	$273,988
Foreign currency at value (Identified cost $3)	3
Cash	170
Deposits with prime broker	3,421
Receivables
Dividends and interest	3,689
Tax reclaims	64
Prepaid expenses	13
Prepaid trustee retainer	22

Total assets	281,370

Liabilities
Written options at value (Premiums received $824)(Note 3)	1,327
Payables
Borrowings (Note 8)	76,000
Investment securities purchased	2,299
Investment advisory fees	218
Administration fees	23
Professional fees	17
Interest payable on borrowings	2
Other accrued expenses	39

Total liabilities	79,925

Net Assets	$201,445

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$214,529
Accumulated undistributed net investment income (loss)	(4,089)
Accumulated undistributed net realized gain (loss)	2,262
Net unrealized appreciation (depreciation)	(11,257)

Net Assets	$201,445

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 11,255,236	$17.90

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

($ reported in thousands)

Investment Income
Interest	$7,637
Dividends	73
Foreign taxes withheld	(5)

Total investment income	7,705

Expenses
Investment advisory fees	1,319
Administration and accounting fees	183
Printing fees and expenses	53
Trustees’ fees and expenses	52
Professional fees	33
Registration fees	12
Transfer agent fees and expenses	7
Custodian fees	6
Miscellaneous	23

Total expenses before interest expense	1,688
Interest expense	374

Total expenses after interest expense	2,062

Net investment income (loss)	5,643

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(9,822)
Net realized gain (loss) on foreign currency transactions	(41)
Net realized gain (loss) on written options	10,242
Net increase from payments by affiliates(1)	4
Net change in unrealized appreciation (depreciation) on investments	3,864
Net change in unrealized appreciation (depreciation) on foreign currency translations	11
Net change in unrealized appreciation (depreciation) on written options	(209)

Net realized and unrealized gain (loss) on investments	4,049

Net increase (decrease) in net assets resulting from operations	$9,692

(1)	See Note 4E in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$5,643		$13,793
Net realized gain (loss)	379		5,451
Net increase in payments by affiliates	4		—
Net change in unrealized appreciation (depreciation)	3,666		(10,961)

Increase (decrease) in net assets resulting from operations	9,692		8,283

From Distributions to Shareholders
Net investment income	(9,657	)(1)	(13,105)
Net realized short-term gains	—		(4,003)
Net realized long-term gains	(2,814)		(1,148)

Decrease in net assets from distributions to shareholders	(12,471)		(18,256)

Net increase (decrease) in net assets	(2,779)		(9,973)

Net Assets
Beginning of period	204,224		214,197

End of period	$201,445		$204,224

Accumulated undistributed net investment income (loss) at end of period	$(4,089)		$(75)

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of June 30, 2015, we estimate 41% of the distributions will represent net investment income, 3% will represent short-term gains, 18% will represent long-term gains, and 38% will represent tax return of capital.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

($ reported in thousands)

Increase (decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$9,692

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales and paydowns of long-term investments	90,222
(Increase) Decrease in investment securities sold receivable	993
Purchases of long-term investments	(88,923)
Increase (Decrease) in investment securities purchased payable	2,069
Net (purchases) or sales of short-term securities	(241)
Net (purchases) or sales in purchased options	(4,087)
Net purchases or (sales) in written options	10,173
Net change in unrealized (appreciation)/depreciation on long-term investments	(3,864)
Net change in unrealized (appreciation)/depreciation written options	209
Net realized (gains)/loss from sales of long-term investments	9,822
Net realized (gains)/loss from written options	(10,242)
Net increase in payment from affiliate	(4)
Amortization of premium and accretion of discounts on investments	355
(Increase) Decrease in deposit with prime broker	(130)
(Increase) Decrease in tax reclaims receivable	2
(Increase) Decrease in dividends and interest receivable	377
(Increase) Decrease in prepaid expenses	(4)
(Increase) Decrease in prepaid retainer	(22)
Increase (Decrease) in interest on borrowings	—
Increase (Decrease) in investment advisory fees payable	(12)
Increase (Decrease) in other affiliates payable	(1)
Increase (Decrease) in Trustees’ fees payable	—
Increase (Decrease) in other accrued expenses payable	(24)

Cash provided by (used for) operating activities	16,360

Cash provided by (used for) financing activities:
Cash payments from borrowings	(4,000)
Cash dividends paid to shareholders	(12,471)
Capital contribution from Advisor	4

Cash provided by (used for) financing activities:	(16,467)

Net increase (decrease) in cash	(107)

Cash:
Cash and foreign currency at beginning of period	280

Cash and foreign currency at end of period	$173

Cash flow information:
Cash paid during the period for interest	$374

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,		From Inception[1] to December 31, 2012
			2014	2013
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$18.14		$19.03	$20.32	$19.10	(1)

Income from investment operations:
Net Investment Income/(Loss)(2)	0.50		1.23	1.34	1.08
Net Realized and Unrealized Gain/(Loss)	0.37		(0.50)	(1.10)	1.19

Total from Investment Operations	0.87		0.73	0.24	2.27

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.86	)(10)	(1.16)	(1.29)	(0.93)
Dividends from Net Realized Gains	(0.25)		(0.46)	(0.24)	(0.12)

Total Dividends and Distributions to Shareholders	(1.11)		(1.62)	(1.53)	(1.05)
Payment from affiliate	—	(9)	—	—	—

Net Asset Value, End of Period	$17.90		$18.14	$19.03	$20.32

Market Price, End of Period(3)	$15.68		$15.85	$16.92	$18.90

Total Return on Net Asset Value(4)	5.53	%(7)	4.81%	1.89%	12.61	%(7)
Total Return on Market Value(5)	5.86	%(7)	2.94%	(2.55)%	(0.02	)%(7)
Net Assets, End of Period (000’s)	$201,445		$204,224	$214,197	$228,749

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	2.04	%(8)	2.13%	2.16%	2.19	%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets	5.58	%(8)	6.37%	6.87%	6.65	%(8)
Portfolio Turnover Rate	33	%(7)	45%	48%	46	%(7)

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$76,000		$80,000	$93,000	$93,000
Asset Coverage for Loan Outstanding	367%		357%	330%	346%

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

(1)	Fund commenced operations on February 23, 2012, the date which its initial public offering shares were issued.
(2)	Based on average number of shares of common stock outstanding.
(3)	Closing price – New York Stock Exchange (“NYSE”)
(4)	Total Return on NAV is calculated using the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of operating expenses, excluding interest expense on the line of credit, was 1.67% for the six months ended June 30, 2015, and 1.74%, 1.73% for the years ended December 31, 2014, 2013, respectively, and 1.74% for the period ended December 31, 2012.
(7)	Not annualized
(8)	Annualized
(9)	Amount less than $0.005
(10)	Please note that the tax status of our distributions are determined at the end of the tax year.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 (Unaudited)

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on November 9, 2011. The Fund commenced operations on February 23, 2012, as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income while preserving capital.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 (inception of the Fund) forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At June 30, 2015, all loan agreements held by the Fund are assignment loans.

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($’s reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk. For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments.

The Fund had transactions in written options for the period ended June 30, 2015, as follows:

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at December 31, 2014	2,265	$116	2,265	$777
Options written	25,749	841	25,749	9,593
Options closed	(19,775)	(671)	(19,775)	(7,076)
Options expired	(6,297)	(239)	(6,297)	(2,517)
Options exercised	—	—	—	—

Written Options outstanding at June 30, 2015	1,942	$47	1,942	$777

The following is a summary of the Fund’s options contracts which have a primary risk exposure to equity contracts as of June 30, 2015:

Statement of Assets and Liabilities
Assets: Purchased options at value	$432	(1)
Liabilities: Written options at value	(1,327)

Net asset (liability) balance	$(895)

Statement of Operations
Net realized gain (loss) on purchased options	$(4,236	)(2)
Net realized gain (loss) on written options	10,242
Net change in unrealized appreciation (depreciation) on purchased options	(89	)(3)
Net change in unrealized appreciation (depreciation) on written options	(209)

Total realized and unrealized gain (loss) on purchased and written options	$5,708

(1)	Amount included in Investment securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

For the period ended June 30, 2015, the average daily premiums paid by the Fund for purchased options was $248 and the average daily premiums received by the Fund from written options was $(628).

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.95% as a percentage of the average daily managed assets which is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Subadviser

Newfleet Asset Management, LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the Fund. The subadviser manages the investments of the Fund for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund.

For the six months ended June 30, 2015, the Fund incurred administration fees totaling $139 which are included in the Statement of Operations.

D.	Trustees

For the six months ended June 30, 2015, the Fund incurred Trustees fees totaling $41 which are included in the Statement of Operations.

E.	Payment from Affiliate

During the period, the Adviser reimbursed the Fund for certain losses in the amount of $4.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) during the six months ended June 30, 2015 were as follows:

Purchases	Sales
$63,562	$68,894

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

The purchases and sales of long term U.S. Government and agency securities for the six months ended June 30, 2015, were as follows:

Purchases	Sales
$25,361	$21,328

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At June 30, 2015, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. At June 30, 2015, the Fund held 27% of its total investments net of written options in securities within the financials sectors.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $125,000, which may be increased to $150,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended June 30, 2015. The Agreement is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2015 – June 30, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $76,177 and 0.977%, respectively. At June 30, 2015, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$76,000	0.987%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At June 30, 2015, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,255,236 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2015 and December 31, 2014, there were no shares issued pursuant to the Plan.

On June 10, 2015, the Fund announced a distribution of $0.156 to shareholders of record on July 13, 2015. This distribution has an ex-dividend date of July 9, 2015, and is payable on July 20, 2015.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

Note 11. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments, Inc., the SEC staff informed the Funds’ investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter.

Note 12. Federal Income Tax Information

($ reported in thousands)

At June 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	285,050	4,394	(15,456)	(11,062)
Written Options	(824)	109	(612)	(503)

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the Securities and Exchange Commission (the “SEC”) on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Global Multi-Sector Income Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Virtus Global Multi-Sector Income Fund was held on June 4, 2015. The meeting was held for purposes of electing two (2) nominees to the Board of Trustees.

The results were as follows:

Election of Trustees	Votes For	Votes Withheld
George R. Aylward	9,917,833	162,510
Philip R. McLoughlin	9,912,370	167,273

Based on the foregoing, George R. Aylward and Philip R. McLoughlin were re-elected as Trustees. The Fund’s other Trustees who continue in office are Thomas F. Mann, William R. Moyer, and James M. Oates.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8527	08-15

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Multi-Sector Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date     9/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date     9/4/15

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President,
Chief Financial Officer, and Treasurer (principal financial officer)

Date     9/4/15

*	Print the name and title of each signing officer under his or her signature.